UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  ------------

                         April 29, 2004 (April 29, 2004)
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                Date of Report (Date of earliest event reported)


                      Revlon Consumer Products Corporation
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                 33-59650                   13-3662953
     --------------------    --------------------        ---------------------
      (State or Other        (Commission File No.)        (I.R.S. Employer
      Jurisdiction of                                       Identification
       Incorporation)                                            No.)


           237 Park Avenue
           New York, New York                              10017
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             (Address of Principal                       (Zip Code)
               Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 9.  Regulation FD Disclosure

         On April 29, 2004, Revlon, Inc., the parent of Revlon Consumer Products Corporation, issued a press release announcing its earnings for the fiscal quarter ended March 31, 2004.

        A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           REVLON CONSUMER PRODUCTS
                                           CORPORATION


                                           By:   /s/  Robert K. Kretzman
                                               -----------------------------
                                           Robert K. Kretzman
                                           Executive Vice President, General
                                           Counsel and Chief Legal Officer


Date: April 29, 2004






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                                  EXHIBIT INDEX


     Exhibit No.                Description
     -----------                -----------

        99.1 Press Release, dated April 29, 2004 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on April 29, 2004).